UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Arch Coal, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARCH RESOURCES, INC. ONE CITYPLACE DRIVE, SUITE 300 ST. LOUIS, MO 63141 Your Vote Counts! ARCH RESOURCES, INC. 2021 Annual Meeting Vote by 11:59 p.m. ET on April 28, 2021 D40465-P50614 You invested in ARCH RESOURCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before April 15, 2021 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com* Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting April 29, 2021 10:00 a.m. Central Time The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/ARCH2021 and be sure to have the control number noted above. *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Election of Directors Nominees: Patrick J. Bartels, Jr. James N. Chapman John W. Eaves Holly Keller Koeppel Patrick A. Kriegshauser Paul A. Lang Richard A. Navarre Board Recommends For Advisory approval of the Company’s named executive officer compensation. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof. For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D40466-P50614